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Securities and Exchange Commission

Washington, D.C. 20549

AMENDMENT NO. 2 TO

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

Langer, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12991 (Commission File Number)	11-2239561 (IRS Employer Identification No.)
450 Commack Road, Deer Park, New York 11729 - 4510 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 631-667-1200

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On January 28, 2005, Langer, Inc. (the "Company") concluded that the unaudited condensed consolidated balance sheet as of September 30, 2004, and the unaudited condensed consolidated statements of operations and cash flows for the six month period ended September 30, 2004 of Silipos, Inc. and subsidiary ("Silipos"), its wholly-owned subsidiary, and the Company's pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2004, contained in the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on December 13, 2004 (the "Form 8-K/A"), incorrectly reported certain obligations of Silipos, and that such financial statements should not be relied upon.

On September 30, 2004, the Company acquired all of the issued and outstanding capital stock of Silipos from SSL Holdings, Inc., pursuant to a stock purchase agreement dated September 22, 2004, among the Company, SSL Holdings, Inc., LRC North America, Inc. (the parent company of SSL Holdings, Inc.), and Silipos (the "Silipos Purchase Agreement"). Silipos is a party to a supply agreement dated August 20, 1999, with Poly-Gel, L.L.C., pursuant to which, among other things, Poly-Gel has the right (the "Put Option") to require Silipos to purchase the assets or outstanding shares of Poly-Gel at a purchase price of 1.5 times Poly-Gel's revenues in the 12 months ending immediately prior to the exercise of the Put Option. The Put Option expires by its terms on February 16, 2005.

Although the Put Option did not meet the definition of a derivative in accordance with paragraph 6(c) of SFAS No. 133 because there is no provision for net settlement, the Company has determined that the Put Option should be recorded at its fair value at September 30, 2004. The Company followed the Securities and Exchange Commission's longstanding position that written options initially should be recorded at fair value and subsequently marked to market through earnings. Accordingly, the Company determined that Silipos should have recognized a liability of $2,355,000, which represents the difference between the purchase price under the Put Option and the fair value of Poly-Gel on September 30, 2004. The Company has, therefore, restated Silipos' unaudited condensed consolidated statement of operations for the six month period ended September 30, 2004 to record a Put Option expense of $2,355,000 and the unaudited condensed consolidated balance sheet as of September 30, 2004 to record the obligation under the Put Option of $2,355,000.

The Company is filing this Amendment No. 2 to Form 8-K/A to include Silipos' restated unaudited condensed consolidated balance sheet as of September 30, 2004, and Silipos' unaudited condensed consolidated statements of operations and cash flows for the six month period ended September 30, 2004 and the Company's restated pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2004. This restatement did not result in a change to the Company's unaudited financial statements as of and for the nine month period ended September 30, 2004.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Financial Statements of the Business Acquired.

    The financial statements required by this item are hereby included in Exhibit 99.2 attached hereto.

  (b)
  Pro Forma Financial Information.

    The pro forma financial information required by this item are hereby included in Exhibit 99.3 attached hereto.

  (c)
  Exhibits.

    The following Exhibits are hereby filed as part of this Current Report on Form 8-K/A:

Number	Exhibit
2.1	Stock Purchase Agreement, dated as of September 22, 2004, by and among the Company, LRC North America, Inc., SSL Holdings, Inc., and Silipos, Inc. (Incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.1
Note and Warrant Purchase Agreement, dated September 30, 2004, by and among the Company, and the investors named therein. (Incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.2
Form of 7% Senior Subordinated Note due September 30, 2007. (Incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.3
Form of Warrant to purchase shares of the common stock of Langer, Inc. (Incorporated herein by reference to Exhibit 4.3 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.4
Stock Pledge and Agency Agreement, dated September 30, 2004, by and among the Company, SSL Holdings, Inc., and Pepper Hamilton LLP. (Incorporated herein by reference to Exhibit 4.4 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.5
$7,500,000 Secured Promissory Note due March 31, 2006. (Incorporated herein by reference to Exhibit 4.5 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.6
$3,000,000 Promissory Note due December 31, 2009. (Incorporated herein by reference to Exhibit 4.6 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
23.1
Consent of KPMG LLP (Incorporated herein by reference to Exhibit 23.1 of the Amendment No. 1 of the Current Report on Form 8-K/A of Langer, Inc. filed with the Securities and Exchange Commission on December 13, 2004.)
99.1
Press Release dated October 1, 2004. (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
99.2	Financial Statements of Silipos, Inc.
99.3	Pro Forma Financial Information of Langer, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2005
LANGER, INC.
By:	/s/ JOSEPH P. CIAVARELLA Joseph P. Ciavarella Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit
99.2	Financial Statements of Silipos, Inc.
99.3	Pro Forma Financial Information of Langer, Inc.

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SIGNATURES
Exhibit Index